Exhibit 99.1

$150,000,000

MONEY MARKET COMMITTED PREFERRED CUSTODIAL TRUST SECURITIES

Market Street Custodial Trust I – Face Amount $50,000,000

Market Street Custodial Trust II – Face Amount $50,000,000

Market Street Custodial Trust III – Face Amount $50,000,000

PURCHASE AGREEMENT

September 9, 2003

Lehman Brothers Inc.

745 Seventh Avenue

New York, New York 10019

Bear, Stearns & Co. Inc.

383 Madison Avenue

New York, New York 10179

Ladies and Gentlemen:

Market Street Custodial Trust I, Market Street Custodial Trust II and Market Street Custodial Trust III, each a Delaware statutory trust (each a “Custodial Trust” and, collectively, the “Custodial Trusts”), Radian Asset Securities Inc. (“Radian Securities”), a wholly-owned subsidiary of Radian Group Inc. (“Radian Group”), and Radian Asset Assurance Inc., a New York stock insurance corporation and wholly-owned, indirect subsidiary of Radian Group (“Radian Asset” and together with Radian Securities, the “Radian Issuers”), confirm their respective agreements with Lehman Brothers Inc. and Bear, Stearns & Co. Inc. (each, an “Initial Purchaser” and, together, the “Initial Purchasers”) with respect to the issue and sale by each Custodial Trust of $50,000,000 face amount of Money Market Committed Preferred Custodial Trust Securities (liquidation preference $100,000 per Security) (the “CPS Securities”) of each Custodial Trust, representing undivided beneficial interests in the assets of such Custodial Trust. The CPS Securities of each Custodial Trust are to be issued pursuant to an Amended and Restated Declaration of Trust dated on or about September 11, 2003 (each a “Custodial Trust Declaration”), between Deutsche Bank Trust Company Delaware, a Delaware banking corporation, as Trustee (the “Trustee”), the applicable Initial Purchaser, as Sponsor, and GSS Holdings II, Inc., a Delaware corporation, as Tax Matters Partner. The obligations of Radian Securities and Radian Asset under this Agreement are joint and several and the obligations of each Custodial Trust are several and not joint.

The CPS Securities will be issued in book-entry form to Cede & Co. as nominee of The Depository Trust Company (“DTC”) pursuant to a letter of representations to be dated as of the Closing Date among the Custodial Trusts, the Trustee and DTC. The CPS Securities issued by each Custodial Trust will be substantially in the form of Exhibit B to the respective Custodial Trust Declaration.

The CPS Securities are to be offered without being registered under the Securities Act of 1933, as amended (the “Securities Act”), to (a) “qualified institutional buyers” (each a “Qualified Institutional Buyer”) within the meaning of Rule 144A under the Securities Act (“Rule 144A”) or institutional “accredited investors”, as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act (each an “Institutional Accredited Investor”), who are also, in either case, “qualified purchasers” (each a “Qualified Purchaser”) within the meaning of Section 2(a)(51) under the Investment Company Act of 1940, as amended (the “Investment Company Act”), (b) persons who are (i) knowledgeable, sophisticated and experienced in business and financial matters, (ii) able and prepared to bear the economic risk of investing in and holding such CPS Securities, (iii) for United States federal income tax purposes, (A) a “domestic corporation” within the meaning of Section 7701(a)(30)(C) of the Internal Revenue Code of 1986, as amended (the “Code”) (other than an “S Corporation” as defined in Section 1361 of the Code), or (B) a U.S. person that is generally exempt from income tax under Section 501 of the Code and (iv) not a pension or welfare plan (as defined in Section 3 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) or an entity deemed to be using the assets of such a plan (each such purchaser, a “Subsequent Purchaser”).

Each Custodial Trust is intended to meet the requirements of the exception provided in Treasury Regulation § 1.7704-1(h), which excludes from the definition of publicly traded partnership any partnership that does not have more than 100 partners. In order to meet the requirements for this exception, the CPS Securities may not be transferred except in a transaction that will not cause the relevant Custodial Trust to be deemed a publicly traded partnership, and no purported transfer of the CPS Securities, whether pursuant to an auction or otherwise, will be effective if, after giving effect to such transfer, the relevant Custodial Trust will have more than 100 partners. In addition, the CPS Securities of each Custodial Trust will be held by no more than 25 holders.

None of the Custodial Trusts or Radian Securities is registered under the Investment Company Act in reliance on the exemption provided by Section 3(c)(7) of the Investment Company Act.

Each Custodial Trust was formed for the purpose of issuing its CPS Securities and investing the proceeds from such issuance in a diversified portfolio of commercial paper as described in the Offering Memorandum (as defined herein) (the “Eligible Assets”).

Each Custodial Trust will enter into a put option agreement with Radian Securities (each a “Radian Securities Put Agreement”) and Radian Securities will enter into put option agreements with Radian Asset (each a “Radian Asset Put Agreement” and, together with Radian Securities Put Agreements, the “Put Agreements”) corresponding to each Radian Securities Put Agreement. Pursuant to the Put Agreements and subject to terms and conditions contained therein, upon exercise of the put option by Radian Asset under the Radian Asset Put Agreement, Radian Securities will be obligated to (i) purchase Radian Asset’s non-cumulative redeemable perpetual preferred stock (the “Radian Asset Preferred Stock”), and (ii) exercise its put option under the Radian Securities Put Agreement, as a result of which the related Custodial Trust will be obligated to purchase Radian Securities’ non-cumulative redeemable perpetual preferred stock (the “Radian Securities Preferred Stock” and together with Radian Asset Preferred Stock, the “Preferred Stock”). While a Custodial Trust holds Eligible Assets, Radian

Securities will pay the related Custodial Trust a put premium in accordance with the related Radian Securities Put Agreement, and Radian Asset will pay Radian Securities a put premium in accordance with the related Radian Asset Put Agreement.

Radian Asset may redeem its Preferred Stock held by Radian Securities (which, if exercised, will cause Radian Securities to redeem its Preferred Stock held by the Custodial Trusts), in whole or in part, beginning 49 days after issuance (other than with respect to any Preferred Stock relating to Custodial Trust III which is issued during the Initial Distribution Period, for which such option will be exercisable initially at the end of such period) and every 49 days thereafter; provided that Radian Asset and Radian Securities must redeem all of the related Preferred Stock if, after giving effect to any such redemption, the aggregate liquidation preference amount of the Preferred Stock immediately following such redemption would be less than $20,000,000.

A Custodial Trust will liquidate and dissolve if (1) Radian Asset notifies Radian Securities or Radian Securities notifies the Custodial Trust that it is electing not to pay the put premium for the next succeeding distribution period that follows the notice by at least three business days, (2) Radian Asset or Radian Securities fails to pay the put premium on a distribution payment date in accordance with the related Put Agreement, and such failure continues for five business days, (3) Radian Asset or Radian Securities makes a Fixed Rate Election (as defined in the Offering Memorandum), (4) Radian Asset or Radian Securities fails to pay dividends on its Preferred Stock for the related dividend period, or Radian Securities and Radian Group fail to pay the fees and expenses of the Custodial Trust, for the related dividend period, (5) Radian Asset or Radian Securities fails to pay the applicable redemption price under the related Put Agreement and such failure continues for five business days, or (6) the face amount of the Custodial Trust’s CPS Securities is less than $20,000,000. In the event of a liquidation while a Custodial Trust holds Eligible Assets, the Custodial Trust will liquidate the Eligible Assets and distribute to the holders of the CPS Securities the proceeds received upon maturity or sale of the Eligible Assets, net of fees and expenses. In the event of a liquidation while a Custodial Trust holds Radian Securities Preferred Stock, the Custodial Trust will distribute to holders of the CPS Securities the Radian Securities Preferred Stock plus accumulated dividends on the Radian Securities Preferred Stock.

In addition, each Custodial Trust will, as of the Closing Date (as defined in Section 2(b) hereof), enter into an Auction Agent Agreement with Deutsche Bank Trust Company Americas, as Auction Agent, and the other Custodial Trusts (the “Auction Agent Agreement”), a Broker-Dealer Agreement with Lehman Brothers Inc., as Broker-Dealer, the Auction Agent, and the other Custodial Trusts (the “Lehman Broker-Dealer Agreement”), a Broker-Dealer Agreement with Bear, Stearns & Co. Inc., as Broker-Dealer, the Auction Agent, and the other Custodial Trusts (the “Bear Stearns Broker-Dealer Agreement” and together with the Lehman Broker Dealer Agreement, the “Broker Dealer Agreements”) and an Investment Management Agreement with Deutsche Bank Trust Company Americas, as Investment Manager (the “Investment Management Agreement” and together with the Auction Agent Agreement, the Broker-Dealer Agreements and the Custodial Trust Declarations, the “Other Trust Agreements”).

The Custodial Trusts, Radian Securities and Radian Asset have prepared a preliminary offering memorandum (the “Preliminary Offering Memorandum”) dated September 3, 2003 and will prepare a final offering memorandum (the “Final Offering Memorandum” and, together with the Preliminary Offering Memorandum, the “Offering Memorandum”) including a description of the terms of the CPS Securities, the Radian Asset Preferred Stock, the Radian Securities Preferred Stock, the terms of the offering and a description of the Custodial Trusts, Radian Securities and Radian Asset. All capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Offering Memorandum.

Section 1. Representations and Warranties.

(a) Representations and Warranties of the Radian Issuers. Each Radian Issuer, severally and not jointly, represents and warrants to each Initial Purchaser and each Custodial Trust as of the date hereof and as of the Closing Date and agrees with each Initial Purchaser and each Custodial Trust as follows:

(i) Due Incorporation, Good Standing and Due Qualification of the Radian Issuer. Each of the Radian Issuer and its “significant subsidiaries” (as such term is defined in Rule 1-02 of Regulation S-X) (each, a “Subsidiary”) (as set forth in Schedule A hereto) has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its incorporation with the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under this Agreement and the Put Agreements to which the Radian Issuer is a party, and consummate the transactions as described in the Offering Memorandum; and each of the Radian Issuer and its Subsidiaries is duly qualified to do business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not, individually or in the aggregate, have a material adverse effect on the condition, financial or otherwise, results of operations, business or prospects of the Radian Issuer and its subsidiaries taken as a whole.

(ii) Capitalization of the Radian Issuer. All of the outstanding shares of capital stock of the Radian Issuer and each Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable. None of the capital stock of the Radian Issuer was issued in violation of preemptive rights or any other claim of any third party. All of the outstanding shares of capital stock of each Subsidiary are owned directly or indirectly by the Radian Issuer, free and clear of any claim, lien, encumbrance, security interest, restriction upon voting or transfer, preemptive rights or any other claim of any third party.

(iii) Offering Memorandum. The Offering Memorandum does not contain, and as of the Closing Date will not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this clause (iii) shall apply only to statements in or omissions from the Offering Memorandum made solely with respect to the information relating to

Radian Securities, Radian Asset, Radian Reinsurance, Radian Group, the Radian Asset Put Agreements, the Radian Securities Put Agreements, the Radian Asset Preferred Stock and the Radian Securities Preferred Stock included in the Offering Memorandum (collectively, the “Radian Information”).

(iv) Material Adverse Changes. Since the date as of which information is given in the Offering Memorandum, except as otherwise stated therein, (a) there has been no event or occurrence that would, individually or in the aggregate, have a material adverse effect on the condition, financial or otherwise, results of operations, business or prospects of the Radian Issuer and its Subsidiaries taken as a whole and (b) there have been no transactions entered into by the Radian Issuer or any of its Subsidiaries, other than those in the ordinary course of business, which are material with respect to the Radian Issuer and its Subsidiaries taken as a whole.

(v) Authorization of the Put Agreements. Each Put Agreement to which the Radian Issuer is a party has been duly and validly authorized by the Radian Issuer and, at the Closing Date, will have been duly executed and delivered by the Radian Issuer, and will constitute a valid and binding agreement of the Radian Issuer, enforceable against the Radian Issuer in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(vi) Authorization of Any Additional Agreements. Any additional agreements to be entered into at or prior to the Closing Date by the Radian Issuer in connection with the transactions contemplated by this Agreement, the applicable Put Agreements or as described in the Offering Memorandum has been duly and validly authorized and, at the Closing Date, will have been executed and delivered by the Radian Issuer and will constitute a valid and binding agreement of the Radian Issuer, enforceable against the Radian Issuer in accordance with its respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(vii) Authorization of this Agreement. This Agreement has been duly authorized, executed and delivered by, and constitutes the valid and binding agreement of, the Radian Issuer and is enforceable against the Radian Issuer in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(viii) Due Authorization and Validity of the Preferred Stock. The applicable Preferred Stock has been duly and validly authorized and, when issued and delivered in accordance with the terms of the applicable Put Agreement against payment therefor, will be validly issued, fully paid and nonassessable. The issuance of the applicable Preferred Stock is not subject to any preemptive or other similar rights to subscribe to or purchase the same arising by operation of law or under the charter or by-laws of the Radian Issuer or otherwise. The Radian Issuer has all requisite corporate power and authority to issue, sell and deliver the applicable Preferred Stock in accordance with and upon the terms and conditions set forth in the applicable Put Agreement and as described in the Offering Memorandum. All corporate action required to be taken by the Radian Issuer for the authorization, issuance, sale and delivery of the applicable Preferred Stock to be sold by the Radian Issuer pursuant to the applicable Put Agreement has been validly and sufficiently taken.

(ix) Descriptions of the Preferred Stock and the Put Agreements. The Preferred Stock, if and when issued, and the Put Agreements will conform in all material respects to the respective statements relating thereto contained in the Offering Memorandum and will be in substantially the respective forms previously delivered to the Initial Purchasers.

(x) Absence of Defaults and Conflicts. Neither the Radian Issuer nor any of its Subsidiaries is (a) in violation of the provisions of its charter or by-laws (or similar organizational documents), (b) in default and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any agreement, indenture or other instrument to which it is a party or by which it is bound or to which any of its properties is subject, except for any such defaults that would not, individually or in the aggregate, have a material adverse effect on the condition, financial or otherwise, results of operations, business or prospects of the Radian Issuer and its Subsidiaries taken as a whole, or (c) in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property may be subject, except for any such violations that would not, individually or in the aggregate, have a material adverse effect on the condition, financial or otherwise, results of operations, business or prospects of the Radian Issuer and its Subsidiaries taken as a whole. None of (w) the execution, delivery and performance of this Agreement or the Put Agreements to which the Radian Issuer is party, (x) the consummation of the transactions contemplated hereby, thereby or as described in the Offering Memorandum, (y) the issuance, sale and delivery of the applicable Preferred Stock or (z) the compliance by the Radian Issuer with provisions of this Agreement, the Put Agreements to which the Radian Issuer is a party, and the applicable Preferred Stock and the consummation of the transactions herein and therein contemplated and as described in the Offering Memorandum will result in a breach or violation of, or constitute a default under, the charter or by-laws or other governing documents of the Radian Issuer or any of its Subsidiaries, or any agreement, indenture or other instrument to which the Radian Issuer or any of its Subsidiaries is a party or by which any of them is bound (including, without limitation, the Indenture dated as of May 29, 2001 between Radian Group and First Union National Bank, as trustee, and the Indenture dated as of February 14, 2003 between Radian Group and Wachovia Bank, National Association, as trustee), or to which any of their respective properties is subject, nor will any such action or the performance by the Radian Issuer of its obligations hereunder, thereunder or as described in the Offering Memorandum violate any law, rule, administrative regulation or decree of any court, or any governmental agency or body having jurisdiction over the Radian Issuer, its Subsidiaries or any of their respective properties, or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Radian Issuer or any of its Subsidiaries.

(xi) Absence of Proceedings. There is no litigation or governmental proceeding to which the Radian Issuer or any of its Subsidiaries is a party or to which any property of the Radian Issuer or any of its Subsidiaries is subject or which is pending or, to the knowledge of the Radian Issuer, threatened against the Radian Issuer or any of its Subsidiaries that could reasonably be expected to, individually or in the aggregate, have a material adverse effect on the condition, financial or otherwise, results of operations, business or prospects of the Radian Issuer and its Subsidiaries taken as a whole.

(xii) Possession of Licenses and Permits. Each of the Radian Issuer and its Subsidiaries possesses such permits, licenses, approvals, consents and other authorizations (collectively, “Radian Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct in all material respects the business now operated by it, except where the failure to possess such permits, licenses, approvals, consents and other authorizations would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, results of operations, business or prospects of the Radian Issuer and its Subsidiaries taken as a whole; each of the Radian Issuer and its Subsidiaries is in compliance with the terms and conditions of all such Radian Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, results of operations, business or prospects of the Radian Issuer and its Subsidiaries taken as a whole; all of the Radian Governmental Licenses are valid and in full force and effect, except where the invalidity of such Radian Governmental Licenses or the failure of such Radian Governmental Licenses to be in full force and effect would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, results of operations, business or prospects of the Radian Issuer and its Subsidiaries taken as a whole; and neither the Radian Issuer nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Radian Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition, financial or otherwise, results of operations, business or prospects of the Radian Issuer and its Subsidiaries taken as a whole.

(xiii) No Filings, Regulatory Approvals, Etc. Assuming the accuracy of the representations and warranties, and compliance with the agreements of the Initial Purchasers contained in Section 6 hereof and of each Custodial Trust contained in Sections 1(b) and 3(a) hereof, no filing with, or approval, authorization, permit, consent, license, registration, qualification, order or decree of any court or governmental authority or agency, domestic or foreign, is necessary or required for the due authorization, execution and delivery by the Radian Issuer of this Agreement or the Put Agreements to which the Radian Issuer is a party, for the due authorization and issuance of the applicable Preferred Stock or for the performance by the Radian Issuer of the transactions contemplated herein, therein or as described in the Offering Memorandum, as applicable, except (A) such as have been previously made, obtained or rendered, (B) such as may be required under securities or “Blue Sky” laws of certain jurisdictions in connection with the offering, issuance and sale of the applicable Preferred Stock or (C) such filings as may be required by the New York Insurance Department in connection with the issuance of the Radian Asset Preferred Stock.

(xiv) Investment Company Act. (A) Radian Asset is not, and after giving effect to the sale of the Radian Asset Preferred Stock as contemplated in the Radian Asset Put Agreements or as described in the Offering Memorandum and the application of the proceeds thereof will not be, an “investment company” as such term is defined in the Investment Company Act.

(B) Radian Securities is not, and after giving effect to the offering and sale of the Radian Securities Preferred Stock as contemplated in the Radian Securities Put Agreements or as described in the Offering Memorandum and the application of the proceeds thereof will not be, required to register as an “investment company” or an entity “controlled” by an “investment company” as such terms are defined in the Investment Company Act. Radian Securities has received a certificate from Radian Group to the effect that Radian Group is a Qualified Purchaser.

(xv) Reinsurance Treaties and Arrangements. Except as otherwise described in the Offering Memorandum, all reinsurance treaties and arrangements to which Radian Asset is a party are in full force and effect, and Radian Asset is not in violation of, or in default in the performance, observance or fulfillment of, any obligation, agreement, covenant or condition contained therein, except to the extent that any such violation or default would not, singly or in the aggregate with all such other violations or defaults, have a material adverse effect on the condition, financial or otherwise, results of operations, business or prospects of Radian Asset; Radian Asset has not received any notice from any of the other parties to such treaties, contracts or agreements that such other party intends not to perform in any material respect such treaty, contract or agreement, and, to the best of its knowledge, Radian Asset has no reason to believe that any of the other parties to such treaties or arrangements will be unable to perform such treaty or arrangement.

(xvi) No Registration Required. It is not necessary, in connection with the sale and delivery of the applicable Preferred Stock, if and when issued in the manner contemplated in the applicable Put Agreement or as described in the Offering Memorandum, to register the applicable Preferred Stock under the Securities Act.

(xvii) Rule 144A Eligibility. The Radian Securities Preferred Stock, if and when issued, will be eligible for resale pursuant to Rule 144A and will not be, at the time of issuance thereof, of the same class as securities listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or quoted in a U.S. automated interdealer quotation system.

(xviii) No General Solicitation. Neither the Radian Issuer nor any of its affiliates, as such term is defined in Rule 501(b) under the Securities Act (“Affiliates”), or any person acting on its or any of their behalf (other than the Initial Purchasers, as to which the Radian Issuer makes no representation) has engaged or will engage, in connection with the offering of the CPS Securities or the Radian Securities Preferred Stock, in any form of general solicitation or general advertising within the meaning of Rule 502(c) of the Securities Act.

(xix) Similar Offerings. Neither the Radian Issuer nor any of its Affiliates has, directly or indirectly, solicited any offer to buy, sold or offered to sell or otherwise negotiated in respect of, or will solicit any offer to buy or sell or offer to sell or otherwise negotiate in respect of, any security which is or would be integrated with the sale of the applicable Preferred Stock in a manner that would require any of the applicable Preferred Stock to be registered under the Securities Act.

(xx) No California Offering. The Radian Issuer has not, directly or indirectly, solicited any offer to buy or offered to sell and will not, directly or indirectly, issue, sell, offer or agree to sell any CPS Securities or the applicable Preferred Stock prior to the initial auction date for Custodial Trust I in the State of California or to persons residing in California (“California Persons”).

(b) Representations and Warranties of Each Custodial Trust. Each Custodial Trust, severally and not jointly, represents and warrants to each Initial Purchaser and each Radian Issuer as of the date hereof and as of the Closing Date and agrees with each Initial Purchaser and each Radian Issuer as follows:

(i) Due Organization, Good Standing and Due Qualification of the Custodial Trust. The Custodial Trust has been duly organized and is validly existing and in good standing as a statutory trust under the laws of the State of Delaware with the power and authority to own, lease and operate its properties and to conduct its activities as described in the Offering Memorandum and to enter into and perform its obligations under this Agreement, the applicable Radian Securities Put Agreement and the Other Trust Agreements to which it is a party or as described in the Offering Memorandum, and is duly qualified to conduct its activities and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of activities, except where the failure so to qualify or to be in good standing would not have a material adverse effect on the condition, financial or otherwise, results of operations, activities or prospects of the Custodial Trust.

(ii) Authorization of this Agreement. This Agreement has been duly authorized, executed and delivered by and constitutes the valid and binding agreement of the Custodial Trust and is enforceable against the Custodial Trust in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(iii) Similar Offerings. Neither the Custodial Trust nor any of its Affiliates has, directly or indirectly, solicited any offer to buy, sold or offered to sell or otherwise negotiated in respect of, or will solicit any offer to buy or sell or offer to sell or otherwise negotiate in respect of, any security which is or would be integrated with the sale of the CPS Securities in a manner that would require any of the CPS Securities to be registered under the Securities Act.

(iv) Offering Memorandum. The Offering Memorandum does not contain, and as of the Closing Date will not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this clause (iv) shall not apply to (a) statements in or omissions from the Offering Memorandum made in reliance upon and in conformity with information furnished to the Custodial Trust in writing by the Initial Purchasers expressly for use in the Offering Memorandum or (b) the Radian Information.

(v) Material Adverse Change. Since the date as of which information is given in the Offering Memorandum, except as otherwise stated therein, (a) there has been no event or occurrence that would, individually or in the aggregate, have a material adverse effect on the condition, financial or otherwise, results of operations, activities or prospects of the Custodial Trust and (b) there have been no transactions entered into by the Custodial Trust, other than those in the ordinary course of conducting its activities.

(vi) Authorization of the Radian Securities Put Agreements and the Other Trust Agreements. Each of the applicable Radian Securities Put Agreement and the Other Trust Agreements to which it is a party has been duly and validly authorized by the Custodial Trust and, at the Closing Date, will have been duly executed and delivered by the Custodial Trust, and will constitute a valid and binding agreement of the Custodial Trust, enforceable against the Custodial Trust in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(vii) Authorization of Any Additional Agreements. Any additional agreements to be entered into at or prior to the Closing Date by the Custodial Trust in connection with the transactions contemplated by this Agreement or the Radian Securities Put Agreements or as described in the Offering Memorandum has been duly and validly authorized and, at the Closing Date, will have been duly executed and delivered by the Custodial Trust and will constitute a valid and binding agreement of the Custodial Trust, enforceable against the Custodial Trust in accordance with its respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(viii) Due Authorization and Validity of the CPS Securities. The applicable CPS Securities have been duly and validly authorized and, when executed by the Custodial Trust and authenticated by the Trustee in accordance with the applicable Custodial Trust Declaration and delivered to the applicable Initial Purchaser against payment therefor in accordance with the terms hereof, will be validly issued and delivered and will constitute valid and binding obligations of the Custodial Trust enforceable against the Custodial Trust in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the applicable Custodial Trust Declaration.

(ix) Description of the CPS Securities, the Radian Securities Put Agreements and the Other Trust Agreements. The CPS Securities, the Radian Securities Put Agreements and the Other Trust Agreements will conform in all material respects to the respective statements relating thereto contained in the Offering Memorandum and will be in substantially the respective forms previously delivered to the Initial Purchasers.

(x) Absence of Defaults and Conflicts. The Custodial Trust is not (a) in violation of the applicable Custodial Trust Declaration, (b) in default and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any agreement, indenture or other instrument to which it is a party or by which it is bound or to which any of its properties is subject, except for any such defaults that would not, individually or in the aggregate, have a material adverse effect on the condition, financial or otherwise, results of operations, activities or prospects of the Custodial Trust, or (c) in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property may be subject, except for any such violations that would not, individually or in the aggregate, have a material adverse effect on the condition, financial or otherwise, results of operations, activities or prospects of the Custodial Trust. None of (w) the execution, delivery and performance of this Agreement, the applicable Radian Securities Put Agreement or the Other Trust Agreements to which it is a party, (x) the consummation of the transactions contemplated hereby, thereby or as described in the Offering Memorandum, (y) the issuance, sale and delivery of the CPS Securities or (z) compliance by the Custodial Trust with the provisions of this Agreement, the applicable Radian Securities Put Agreement and each of the Other Trust Agreements to which it is a party and the CPS Securities and the consummation of the transactions herein or therein contemplated or as described in the Offering Memorandum will result in a breach or violation of, or constitute a default under, the applicable Custodial Trust Declaration or any similar organizational document or any agreement, indenture or other instrument to which the Custodial Trust is a party or by which the Custodial Trust is bound, or to which any of its properties is subject, nor will any such action or the performance by the Custodial Trust of its obligations hereunder, thereunder or as described in the Offering Memorandum violate any law, rule, administrative regulation or decree of any court, or any governmental agency or body having jurisdiction over the Custodial Trust or its properties, or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Custodial Trust.

(xi) No Trust Agreements. The Custodial Trust has not entered into any agreements and is not bound by any agreements or arrangements other than the applicable Declaration of Trust dated September 11, 2003, the Other Trust Agreements to which it is a party and all agreements referenced therein.

(xii) No Subsidiaries or Employees. The Custodial Trust has no subsidiaries or employees.

(xiii) Absence of Proceedings. There is no litigation or governmental proceeding to which the Custodial Trust is a party or to which any property of the Custodial Trust is subject or which is pending or, to the knowledge of the Custodial Trust, threatened against the Custodial Trust that could reasonably be expected to, individually or in the aggregate, have a material adverse effect on the condition, financial or otherwise, results of operations, activities or prospects of the Custodial Trust.

(xiv) No Filings, Regulatory Approvals, Etc. Assuming the accuracy of the representations and warranties, and compliance with the agreements of the Initial Purchasers contained in Section 6 hereof and of each Radian Issuer contained in Sections 1(a) and 3(b) hereof, no filing with, or approval, authorization, permit, consent, license, registration, qualification, order or decree of any court or governmental authority or agency is necessary or required for the due authorization, execution and delivery by the Custodial Trust of this Agreement, the applicable Radian Securities Put Agreement or the Other Trust Agreements to which it is a party, for the due authorization and issuance of the applicable CPS Securities or for the performance by the Custodial Trust of the transactions contemplated herein, therein or as described in the Offering Memorandum, as applicable, except (A) such as have been previously made, obtained or rendered, (B) such as may be required under securities or “Blue Sky” laws of certain jurisdictions in connection with the offering, issuance and sale of the CPS Securities.

(xv) Possession of Licenses and Permits. The Custodial Trust possesses such permits, licenses, approvals, consents and other authorizations (collectively, “Trust Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the activities to be performed by it as described or contemplated in the Offering Memorandum; the Custodial Trust is in compliance with the terms and conditions of all such Trust Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, results of operations, activities or prospects of the Custodial Trust; all of the Trust Governmental Licenses are valid and in full force and effect, except where the invalidity of such Trust Governmental Licenses or the failure of such Trust Governmental Licenses to be in full force and effect would not have a material adverse effect on the condition, financial or otherwise, results of operations, activities or prospects of the Custodial Trust; and the Custodial Trust has not received any notice of proceedings relating to the revocation or modification of any such Trust Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition, financial or otherwise, results of operations, activities or prospects of the Custodial Trust.

(xvi) Title to Eligible Assets. As of the Closing Date, the Custodial Trust will have good and marketable title to all Eligible Assets purchased by the Custodial Trust with the proceeds of the offering of the CPS Securities, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Offering Memorandum or (b) do not, singly or in the aggregate, materially effect the value of such Eligible Assets, and the Custodial Trust has not received any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Custodial Trust affecting or questioning the rights of such entity to the continued possession of such Eligible Assets.

(xvii) Investment Company Act. The Custodial Trust is not, and after giving effect to the offering and sale of the CPS Securities as herein contemplated or as described in the Offering Memorandum and the application of the proceeds thereof will not be, required to register as an “investment company” or an entity “controlled” by an “investment company” as such terms are defined in the Investment Company Act.

(xviii) No Registration Required. Subject to compliance by the Initial Purchasers with the representations and warranties and procedures set forth in Section 6 hereof, it is not necessary in connection with the offer, sale and delivery of the CPS Securities to the Initial Purchasers or in connection with the initial resale of such CPS Securities by the Initial Purchasers to each Subsequent Purchaser in the manner contemplated by this Agreement or as described in the Offering Memorandum, to register the CPS Securities under the Securities Act.

(xix) Rule 144A Eligibility. The CPS Securities are eligible for resale pursuant to Rule 144A and will not be, at the Closing Date, of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated interdealer quotation system.

(xx) No General Solicitation. Neither the Custodial Trust nor its Affiliates, or any person acting on its or any of their behalf (other than the Initial Purchasers, Radian Securities or Radian Asset, as to whom the Custodial Trust makes no representation) has engaged or will engage, in connection with the offering of the CPS Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.

(xxi) Tax Status of the Custodial Trust. The Custodial Trust will be treated for federal income tax purposes as a partnership, rather than as an association or publicly traded partnership taxable as a corporation. Neither the Custodial Trust nor its assets is or will be subject to any income or franchise taxation by the State of Delaware or any political subdivision or taxing authority thereof or therein.

(xxii) No California Offering. The Custodial Trust has not, directly or indirectly, solicited any offer to buy or offered to sell and will not, directly or indirectly, issue, sell, offer or agree to sell any CPS Securities prior to the initial auction date for Custodial Trust I in the State of California or to California Persons.

Section 2. Sale and Delivery of the CPS Securities.

(a) CPS Securities. Subject to the terms and conditions and upon the basis of the representations and warranties herein set forth, each Custodial Trust agrees, severally and not jointly, to sell to each Initial Purchaser, and each Initial Purchaser agrees to purchase from each Custodial Trust, severally and not jointly, the principal amount of the CPS Securities set forth opposite its name in Schedule B and in exchange for the consideration indicated in the applicable parts of Schedule B.

(b) Delivery of and Payment for the CPS Securities. Payment of the purchase price for, and delivery of global certificates for, the CPS Securities shall be made at the office of Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, at 10:00 A.M. New York City time on September 11, 2003, or such other later date not more than three business days after such date as shall be agreed in writing by the parties hereto (such time and date of payment and delivery being herein called the “Closing Date”).

Payment shall be made to the Custodial Trusts by wire transfer of immediately available funds to bank accounts designated by each Custodial Trust, against delivery to each Initial Purchaser of global certificates for the CPS Securities to be purchased by it. The global certificates representing the CPS Securities shall be in definitive form and in such denominations and registered in such names as the applicable Initial Purchaser may request in writing at least one full business day prior to the Closing Date and shall be made available for examination and packaging by the Initial Purchaser in The City of New York not later than 10:00 A.M. New York City time on the business day prior to the Closing Date.

(c) Fees Payable to each Initial Purchaser. As consideration for structuring advice and for acting as Initial Purchaser hereunder, Radian Securities agrees to pay to each Initial Purchaser on the Closing Date an amount equal to 1.0% of the face amount of the CPS Securities purchased by such Initial Purchaser pursuant to this Agreement, as set forth in Schedule B. Payment shall be made to each Initial Purchaser by wire transfer of immediately available funds to a bank account designated by such Initial Purchaser.

Section 3. Covenants of Radian Securities, Radian Asset and Each Custodial Trust.

(a) Covenants of the Custodial Trusts. Each Custodial Trust, severally and not jointly, covenants with each Initial Purchaser and each Radian Issuer as follows:

(i) Offering Memorandum. The Custodial Trust shall furnish to the Initial Purchasers, without charge, such number of copies of the Preliminary Offering Memorandum, the Final Offering Memorandum and any amendments and supplements thereto as the Initial Purchasers may from time to time reasonably request.

(ii) Notice and Effect of Material Events. The Custodial Trust will immediately notify the Initial Purchasers and each Radian Issuer, and confirm such notice in writing, (x) of any filing made by the Custodial Trust of information relating to the offering of the CPS Securities with any securities exchange or any other regulatory body in the United States or any other jurisdiction, and (y) prior to the completion of the placement of the CPS Securities by the Initial Purchasers, as evidenced by a notice in writing from each Initial Purchaser to the Custodial Trust, of any material changes in or affecting the condition, financial or otherwise, results of operations, activities or prospects of the Custodial Trust which (i) make any statement in the Offering Memorandum false or misleading or (ii) are not disclosed in the Offering Memorandum. In such event or if during such time any event shall occur as a result of which it is necessary, in the reasonable opinion of the Custodial Trust, its counsel, the Radian Issuers, counsel for the Radian Issuers, the Initial Purchasers or counsel for the Initial Purchasers, to amend or supplement the Final Offering Memorandum in order that the Final Offering Memorandum not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time the Final Offering Memorandum is delivered to a Subsequent Investor, not misleading, the Custodial Trust will forthwith amend or supplement the Final Offering Memorandum by preparing and furnishing to the Initial Purchasers an amendment or amendments of, or a supplement or supplements to, the Final Offering Memorandum (in form and substance satisfactory in the reasonable opinion of counsel for the Initial Purchasers) so that, as so amended or supplemented, the Final Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time the Final Offering Memorandum is delivered to a Subsequent Purchaser, not misleading.

(iii) Amendment to Offering Memorandum and Supplements. The Custodial Trust will not effect any amendment or supplement to the Offering Memorandum without the consent of the Initial Purchasers and each Radian Issuer. Neither the consent of the Initial Purchasers, nor the Initial Purchasers’ delivery of any such amendment or supplement, shall constitute a waiver of (x) any of the conditions set forth in Section 5 hereof or (y) any of the provisions of Section 7 hereof.

(iv) Qualification of the CPS Securities for Offer and Sale. The Custodial Trust will use its best efforts, in cooperation with the Initial Purchasers, to qualify the CPS Securities for offering and sale under the applicable securities laws of such jurisdictions as the Initial Purchasers may designate and will maintain such qualifications in effect as long as required for the sale of the CPS Securities; provided that the Custodial Trust shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(v) Integration. The Custodial Trust will not, and will cause its Affiliates not to, make any offer or sale of the CPS Securities of any class if, as a result of the doctrine of “integration” referred to in Rule 502 under the Securities Act, such offer or sale would render invalid (for the purpose of (i) the sale of the CPS Securities by any Custodial Trust to any Initial Purchaser, (ii) the resale of the CPS Securities by such Initial Purchaser to Subsequent Purchasers or (iii) the resale of the CPS Securities by such Subsequent Purchasers to others) the exemption from the registration requirements of the Securities Act provided by Section 4(2) thereof or by Rule 144A thereunder or otherwise.

(vi) Rule 144A Information. The Custodial Trust, in order to render the CPS Securities eligible for resale pursuant to Rule 144A under the Securities Act, while any of the CPS Securities remain outstanding, will make available, upon request, to any holder of the CPS Securities or prospective purchasers of the CPS Securities the information specified in Rule 144A(d)(4), unless the Custodial Trust furnishes such information to the Securities and Exchange Commission (the “Commission”) pursuant to Section 13 or 15(d) of the Exchange Act.

(vii) Rating of the CPS Securities. The Custodial Trust shall take all reasonable action necessary, including engaging advisers to act on its behalf, to enable Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), and Fitch, Inc. (“Fitch”) to provide their respective credit ratings of the CPS Securities.

(viii) DTC. The Custodial Trust will cooperate with the Initial Purchasers and use its best efforts to permit the CPS Securities to be eligible for clearance and settlement through the facilities of DTC.

(ix) Use of Proceeds. The Custodial Trust will use the net proceeds received by it from the sale of the CPS Securities in the manner specified in the Offering Memorandum under “Use of Proceeds.”

(x) Restriction on Repurchases. Until the expiration of two years (or such shorter period as may hereafter be referred to in Rule 144(k) (or similar rule) under the Securities Act) (the “Restricted Period”) after the original issuance of the CPS Securities, the Custodial Trust will not, and will cause its Affiliates not to, purchase or agree to purchase or otherwise acquire any CPS Securities which are “restricted securities” (as such term is defined under Rule 144(a)(3) under the Securities Act), whether as beneficial owner or otherwise (except as agent acting as a CPS Securities broker on behalf of and for the account of customers in the ordinary course of business in unsolicited broker’s transactions) unless, immediately upon any such purchase, the Custodial Trust or any Affiliate shall submit such CPS Securities to the Custodial Trust for cancellation and each such person undertakes not to sell such CPS Securities until the expiration of the Restricted Period.

(xi) Restriction on Sales of Additional CPS Securities. During a period of 180 days from the date of the Offering Memorandum, the Custodial Trust will not, without the prior written consent of the Initial Purchasers, directly or indirectly, offer, pledge, sell or contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for, file a registration statement for, or lend or otherwise dispose of or transfer any CPS Securities or any substantially similar securities or any securities that are convertible into, or exercisable or exchangeable for, such securities.

(xii) 100 Partner Limitation. The Custodial Trust is intended to meet the requirements of the exception provided in Treasury Regulation § 1.7704-1(h), which excludes from the definition of publicly traded partnership any partnership that does not have more than 100 partners; that in order to meet the requirements for this exception, the CPS Securities may not be transferred except in a transaction that will not cause the Custodial Trust to be deemed a publicly traded partnership; and that no purported transfer of the CPS Securities, whether pursuant to an auction or otherwise, will be effective if, after giving effect to such transfer, the Custodial Trust will have more than 100 partners. In addition, the CPS Securities of the Custodial Trust will be held by no more than 25 holders.

(b) Covenants of Radian Asset and Radian Securities. Each Radian Issuer, severally and not jointly, covenants with each Initial Purchaser and each Custodial Trust as follows:

(i) Notice and Effect of Material Events. The Radian Issuer will immediately notify the Initial Purchasers, and confirm such notice in writing, (a) of any filing made by any Radian Issuer or Radian Group of information relating to the offering of the CPS Securities or the Preferred Stock with any securities exchange or any other regulatory body in the United States or any other jurisdiction, and (b) prior to the completion of the placement of the CPS Securities by the Initial Purchasers, as evidenced by a notice in writing from each Initial Purchaser to each Radian Issuer, of any material changes in or affecting the condition, financial or otherwise, results of operations, business or prospects of the Radian Issuer and its Subsidiaries taken as a whole which (i) make any statement in the Offering Memorandum false or misleading or (ii) are not disclosed in the Offering Memorandum. In such event or if during such time any event shall occur as a result of which it is necessary, in the reasonable opinion of the Radian Issuer, its counsel, the Initial Purchasers or counsel for the Initial Purchasers, to amend or supplement the Final Offering Memorandum with respect to the Radian Information in order that the Final Offering Memorandum not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time the Final Offering Memorandum is delivered to a Subsequent Purchaser, not misleading, the Radian Issuer will forthwith amend or supplement the Final Offering Memorandum by preparing and furnishing to the Initial Purchasers an amendment or amendments of, or a supplement or supplements to, the Final Offering Memorandum (in form and substance satisfactory in the reasonable opinion of counsel for the Initial Purchasers) so that, as so amended or supplemented, the Final Offering Memorandum will not with respect to the Radian Information include an untrue statement of a material fact or omit to state a material fact with respect thereto necessary in order to make the statements therein, in the light of the circumstances existing at the time the Final Offering Memorandum is delivered to a Subsequent Purchaser, not misleading.

(ii) Amendment to Offering Memorandum and Supplements. Subject to the provisions of paragraph (i) above, the Radian Issuer will not effect any amendment or supplement to the Offering Memorandum without the consent of the Initial Purchasers, such consent not to be unreasonably withheld, delayed or conditioned. Neither the consent of the Initial Purchasers, nor the Initial Purchasers’ delivery of any such amendment or supplement, shall constitute a waiver of (x) any of the conditions set forth in Section 5 hereof or (y) any of the provisions of Section 7 hereof.

(iii) Integration. The Radian Issuer will not, and will cause its Affiliates not to, make any offer or sale of Preferred Stock of any class if, as a result of the doctrine of “integration” referred to in Rule 502 under the Securities Act, such offer or sale would render invalid (for the purpose of (i) the sale of the CPS Securities by any Custodial Trust to any Initial Purchaser, (ii) the resale of the CPS Securities by such Initial Purchaser to Subsequent Purchasers or (iii) the resale of the CPS Securities by such Subsequent Purchasers to others) the exemption from the registration requirements of the Securities Act provided by Section 4(2) thereof or by Rule 144A thereunder or otherwise.

(iv) Reporting Requirements. The Radian Issuer will use its best efforts to cause Radian Group to file all documents, if any, required to be filed with the Commission pursuant to the Exchange Act within the time periods prescribed by the Exchange Act and the rules and regulations thereunder, subject to the requirements in Section 3(b)(ii) above.

(v) Rule 144A Information. The Radian Issuer, in order to render the CPS Securities eligible for resale pursuant to Rule 144A under the Securities Act while any of the CPS Securities remain outstanding, will make available, upon request, to any holder of the CPS Securities or prospective purchasers of the CPS Securities the information specified in Rule 144A(d)(4), unless Radian Group furnishes such information to the Commission pursuant to Section 13 or 15(d) of the Exchange Act.

(vi) Rating of Preferred Stock. The Radian Issuer shall take all reasonable action necessary, including engaging advisors to act on its behalf, to enable Standard & Poor’s and Fitch to provide their respective credit ratings of the Preferred Stock at such time as the Preferred Stock shall be issued.

(vii) Restriction on Sale of Additional CPS Securities and Preferred Stock. During a period of 180 days from the date of the Offering Memorandum, the Radian Issuer will not, without the prior written consent of the Initial Purchasers, directly or indirectly, offer, pledge, sell or contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for, file a registration statement for, or lend or otherwise dispose of or transfer any Preferred Stock or any securities that are convertible into, or exercisable or exchangeable for, the Preferred Stock.

(viii) Restriction on Repurchases. Until the expiration of the Restricted Period, the Radian Issuer will not, and will cause its Affiliates not to, purchase or agree to purchase or otherwise acquire any CPS Securities which are “restricted securities” (as such term is defined under Rule 144(a)(3) under the Securities Act), whether as beneficial owner or otherwise (except as agent acting as a CPS Securities broker on behalf of and for the account of customers in the ordinary course of business in unsolicited broker’s transactions) unless, immediately upon any such purchase, the Radian Issuer or any Affiliate shall submit such CPS Securities to the Custodial Trust for cancellation and each such person undertakes not to sell such CPS Securities until the expiration of the Restricted Period.

(ix) Qualification of Radian Securities Preferred Stock for Offer and Sale. The Radian Issuer will use its best efforts, in cooperation with the Initial Purchasers, to qualify the Radian Securities Preferred Stock, to be issued pursuant to the exercise of any put option pursuant to a Radian Securities Put Agreement, at the time of issuance, for offering and sale under the applicable securities laws of such jurisdictions as the Initial Purchasers may designate and will maintain such qualifications in effect as long as required for the sale of the Radian Securities Preferred Stock pursuant to the Radian Securities Put Agreement; provided that the Radian Issuer shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

Section 4. Payment of Expenses.

(a) Radian Securities shall pay or cause to be paid (A) all fees and expenses (including, without limitation, all expenses of the Radian Issuers’ accountants and all fees and disbursements of counsel for the Radian Issuers (Dewey Ballantine LLP and Stroock & Stroock & Lavan LLP), counsel for the Trustee and the Custodial Trusts (Richards, Layton & Finger) and counsel for the Auction Agent (LeBoeuf, Lamb, Greene & MacRae, LLP), but excluding fees and expenses of counsel for the Initial Purchasers (Davis Polk & Wardwell), incurred in connection with the preparation and delivery of the Final Offering Memorandum, the Preliminary Offering Memorandum, the Declarations of Trust, the Put Agreements, this Agreement and the Other Trust Agreements and any amendments or supplements of the foregoing and the copying and printing, delivery and shipping of the Preliminary Offering Memorandum and the Final Offering Memorandum, (B) all fees and expenses incurred in connection with the preparation and delivery to the Initial Purchasers of the CPS Securities (including the cost of printing the CPS Securities), (C) any fees required to be paid to rating agencies incurred in connection with the rating of the CPS Securities, (D) the fees, costs and charges of the Trustee and the Custodial Trusts, including the fees and disbursements of counsel for the Trustee and Custodial Trust, (E) the fees, costs and charges of the Auction Agent, including fees and disbursements of counsel for the Auction Agent, and (F) all other costs and expenses incident to the performance of its obligations hereunder for which provision is not otherwise made in this Section. It is understood, however, that, except as provided in this Section, Section 5(a)(ii), Section 7 and Section 9 hereof, each Initial Purchaser shall pay all of its own costs and expenses, including the fees of its counsel (Davis Polk & Wardwell).

Section 5. Conditions of Initial Purchasers’ Obligations. (a) The obligations of each Initial Purchaser hereunder are subject to the accuracy, as of the date hereof and as of the Closing Date (as if made at the Closing Date), of the respective representations and warranties of Radian Securities, Radian Asset and each Custodial Trust contained in Section 1 hereof, to the performance by Radian Securities, Radian Asset and each Custodial Trust of their respective obligations hereunder, and to the following further conditions:

(i) Opinions of Special Counsel for Radian Asset and Radian Securities. The Initial Purchasers shall have received on the Closing Date the opinions of Dewey Ballantine LLP and Stroock & Stroock & Lavan LLP, special counsel for Radian Asset and Radian Securities, dated the Closing Date, to the effect set forth in Exhibits A and B hereto, respectively.

(ii) Opinion of Chief Legal Counsel of Radian Asset. The Initial Purchasers shall have received on the Closing Date an opinion of David Beidler, Esq., Chief Legal Counsel of Radian Asset, dated the Closing Date, to the effect set forth in Exhibit C hereto.

(iii) Opinion of Special Counsel for the Custodial Trusts. The Initial Purchasers shall have received on the Closing Date an opinion of Richards, Layton & Finger, special counsel for the Custodial Trusts, dated the Closing Date, to the effect set forth in Exhibit D hereto.

(iv) Opinion of Special Counsel for the Initial Purchasers. The Initial Purchasers shall have received on the Closing Date an opinion of Davis Polk & Wardwell, special counsel for the Initial Purchasers, dated the Closing Date, to the effect set forth in Exhibit E hereto.

(v) Opinion of Special Tax Counsel for the Initial Purchasers. The Initial Purchasers shall have received on the Closing Date an opinion of Davis Polk & Wardwell, special tax counsel for the Initial Purchasers and the Custodial Trusts, dated the Closing Date, to the effect set forth in Exhibit F hereto.

(vi) Opinion of Special Counsel for the Trustee. The Initial Purchasers shall have received on the Closing Date an opinion of Richards, Layton & Finger, special counsel for the Trustee, dated the Closing Date to the effect set forth in Exhibit G hereto.

(vii) Officers’ Certificate. At the Closing Date, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Offering Memorandum, any event or occurrence that would, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, results of operations, business or prospects of any Radian Issuer and its Subsidiaries taken as a whole, or in the condition, financial or otherwise, results of operations, activities or prospects of any Custodial Trust, each Custodial Trust considered as a separate enterprise, whether or not arising in the ordinary course of business, and there shall have been no transactions entered into by any Radian Issuer and its Subsidiaries, other than those in the ordinary course of business, which are material with respect to such Radian Issuer and its Subsidiaries taken as a whole; and the Initial Purchasers shall have received a certificate of the President or Chief Financial Officer of Radian Asset, an authorized person of Radian Securities and an authorized person of each Custodial Trust, each dated as of the Closing Date, to the effect that, with respect to such Person, (A) there has been no such material adverse effect, and with respect to such Person and its Subsidiaries, no transaction out of the ordinary course of business, (B) there has been no such downgrading of such Person as described in Section 5(a)(ix) hereof, (C) the representations and warranties of such entities in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Date, and (D) such Person has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date.

(viii) Accountant’s Comfort Letter. The Initial Purchasers shall have received from Deloitte & Touche LLP a letter dated the date of the Offering Memorandum and, at the Closing Date, a bring-down letter dated the Closing Date, in form and substance satisfactory to the Initial Purchasers, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to initial purchasers with respect to the financial statements and certain financial information included in the Offering Memorandum.

(ix) Maintenance of Rating. At the Closing Date, the CPS Securities shall be rated at least “A” by Fitch and Standard & Poor’s, and each such rating agency shall have delivered to the Initial Purchasers a letter dated the Closing Date, or other evidence satisfactory to the Initial Purchasers, confirming that the CPS Securities have such ratings; and subsequent to the execution and delivery of this Agreement and prior to the Closing Date there shall not have occurred a downgrading in the rating assigned to the CPS Securities, the Preferred Stock or any debt of any of Radian Asset, Radian Securities or the Custodial Trusts or Radian Asset’s financial strength or claims paying ability by any nationally recognized securities rating agency, and no such securities rating agency shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the CPS Securities, the Preferred Stock or any debt of any of Radian Asset, Radian Securities or the Custodial Trusts or Radian Asset’s financial strength or claims paying ability.

(x) Certificate of Investment Manager. At the Closing Date, the Initial Purchaser shall have received a certificate of the President or a Vice President of Deutsche Bank Trust Company Americas, dated as of the Closing Date, to the effect that the description of the Investment Manager in the Offering Memorandum under the heading “Description of CPS Securities – Investment Management Agreement” is correct in all material respects.

(xi) Additional Documents. At the Closing Date, counsel for the Initial Purchasers and counsel for the Custodial Trusts shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the CPS Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the compliance with any of the covenants of Radian Securities, Radian Asset or the Custodial Trusts herein contained, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by Radian Securities, Radian Asset and the Custodial Trusts in connection with the issuance and sale of the CPS Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Initial Purchasers and their counsel.

(b) Termination of Agreement. If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Initial Purchasers by notice to Radian Securities, Radian Asset and the Custodial Trusts at any time at or prior to the Closing Date, and such termination shall be without liability of any party to any other party except that Sections 1 and 7 shall survive any such termination and remain in full force and effect and except as provided in Section 4; provided that, notwithstanding anything to the contrary contained in Section 4, in the event of termination of this Agreement pursuant to this paragraph (b) or pursuant to Sections 9(i) or (ii) because of any failure or refusal on the part of any Radian Issuer to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason any Radian Issuer is unable to perform its obligations under this Agreement, Radian Securities will reimburse the Initial Purchasers for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by the Initial Purchasers in connection with this Agreement or the offering contemplated hereunder.

Section 6. Offering of the CPS Securities; Restrictions on Transfer.

(a) Representations and Agreements of the Initial Purchasers. Each Initial Purchaser, severally and not jointly, represents and agrees with each Radian Issuer and each Custodial Trust as follows:

(i) Qualified Institutional Buyer/Qualified Purchaser. The Initial Purchaser is a Qualified Institutional Buyer and a Qualified Purchaser.

(ii) Sales only to Qualified Purchasers. Sales of the CPS Securities will be made only to a person whom the Initial Purchaser reasonably believes is (a) a Qualified Institutional Buyer or an Institutional Accredited Investor, who is also, in either case, a Qualified Purchaser, (b) (i) knowledgeable, sophisticated and experienced in business and financial matters, (ii) able and prepared to bear the economic risk of investing in and holding such CPS Securities, (iii) for United States federal income tax purposes, (A) a “domestic corporation” within the meaning of Section 7701(a)(30)(C) of the Code (other than an “S Corporation” as defined in Section 1361 of the Code) or (B) a U.S. person that is generally exempt from income tax under Section 501 of the Code and (iv) not a pension or welfare plan (as defined in Section 3 of ERISA) or an entity deemed to be using the assets of such a plan, and the Initial Purchaser shall obtain a purchaser’s letter to the effect of the foregoing.

(iii) No General Solicitation. The Initial Purchaser will not engage in any general solicitation or general advertising (within the meaning of Rule 502(c) under the Securities Act) in connection with the offering of the CPS Securities.

(iv) Purchases by Non-Bank Fiduciaries. In the case of a non-bank Subsequent Purchaser in a CPS Security acting as a fiduciary for one or more third parties, each third party shall be a person whom the Initial Purchaser reasonably believes is (a) a Qualified Institutional Buyer or an Institutional Accredited Investor, who is also, in either case, a Qualified Purchaser, (b) (i) knowledgeable, sophisticated and experienced in business and financial matters, (ii) able and prepared to bear the economic risk of investing in and holding such CPS Securities, (iii) for United States federal income tax purposes, (A) a “domestic corporation” within the meaning of Section 7701(a)(30)(C) of the Code (other than an “S Corporation” as defined in Section 1361 of the Code) or (B) a U.S. person that is generally exempt from income tax under Section 501 of the Code and (iv) not a pension or welfare plan (as defined in Section 3 of ERISA) or an entity deemed to be using the assets of such a plan, and the Initial Purchaser shall obtain a purchaser’s letter to the effect of the foregoing.

(v) Subsequent Purchaser Notification. The Initial Purchaser will take reasonable steps to inform, and cause each of its Affiliates to take reasonable steps to inform, persons acquiring the CPS Securities from the Initial Purchaser or an Affiliate thereof (A) that the CPS Securities have not been and will not be registered under the Securities Act, (B) the CPS Securities are being sold to them without registration under the Securities Act in reliance on Rule 144A or in accordance with another exemption from registration under the Securities Act, as the case may be, and (C) the CPS Securities may not be offered, sold or otherwise transferred except (1) to the Custodial Trust which issued such CPS Securities or (2) in accordance with Rule 144A to a person whom the seller reasonably believes is (a) a Qualified Institutional Buyer or an Institutional Accredited Investor, who is also, in either case, a Qualified Purchaser, (b) (i) knowledgeable, sophisticated and experienced in business and financial matters, (ii) able and prepared to bear the economic risk of investing in and holding such CPS Securities, (iii) for United States federal income tax purposes, (A) a “domestic corporation” within the meaning of Section 7701(a)(30)(C) of the Code (other than an “S Corporation” as defined in Section 1361 of the Code) or (B) a U.S. person that is generally exempt from income tax under Section 501 of the Code and (iv) not a pension or welfare plan (as defined in Section 3 of ERISA) or an entity deemed to be using the assets of such a plan, and (3) to a person who delivers a purchaser’s letter to the effect of the foregoing.

(vi) Qualified Purchaser Limitation. The Initial Purchaser understands that, subject to certain exceptions, to be a Qualified Purchaser, individuals must have $5 million, and other entities must have $25 million, in “investments” as defined in Rule 2(a)(51)-(1) of the Investment Company Act.

(vii) Restrictions on Transfer. The transfer restrictions and the other provisions set forth in the Offering Memorandum, including the legend required thereby, shall apply to the CPS Securities except as otherwise agreed by the Custodial Trusts and the Initial Purchasers.

(viii) 100 Partner Limitation. The Initial Purchaser understands that each Custodial Trust is intended to meet the requirements of the exception provided in Treasury Regulation § 1.7704-1(h), which excludes from the definition of publicly traded partnership any partnership that does not have more than 100 partners; that in order to meet the requirements for this exception, the CPS Securities may not be transferred except in a transaction that will not cause the relevant Custodial Trust to be deemed a publicly traded partnership; and that no purported transfer of the CPS Securities, whether pursuant to an auction or otherwise, will be effective if, after giving effect to such transfer, the relevant Custodial Trust will have more than 100 partners. In addition, no Custodial Trust will have more than 25 holders.

(ix) No California Offering. The Initial Purchaser represents and warrants to Radian Securities, Radian Asset and each Custodial Trust that it has not, directly or indirectly, solicited any offer to buy or offered to sell and will not, directly or indirectly, solicit any offer to buy or sell the CPS Securities or the Radian Securities Preferred Stock prior to the initial auction date for Custodial Trust I in the State of California or to California Persons.

Section 7. Indemnification and Contribution.

(a) (i) Each Radian Issuer, jointly and severally, shall indemnify and hold harmless, each Initial Purchaser, its officers and directors and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any loss, claim, damage or liability (or any action in respect thereof) to which such Initial Purchaser may become subject, under the Securities Act or otherwise insofar as such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon (A) any untrue statement or alleged untrue statement by any Radian Issuer in Section 1(a) hereof, (B) any untrue statement or alleged untrue statement of a material fact contained in any preliminary offering memorandum or the Offering Memorandum, as amended or supplemented, by any Radian Issuer with respect to the Radian Information, or (C) the omission or alleged omission to state in any preliminary offering memorandum or the Offering Memorandum as amended or supplemented a material fact required to be stated therein or necessary to make the statements therein not misleading, by any Radian Issuer with respect to the Radian Information; and shall reimburse each Initial Purchaser promptly after receipt of invoices from such Initial Purchaser for any legal or other expenses as reasonably incurred by such Initial Purchaser in connection with investigating, preparing to defend or defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action, notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case such payments shall be promptly refunded, and (ii) each Custodial Trust, severally and not jointly, shall indemnify and hold harmless, each Initial Purchaser, its officers and directors and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any loss, claim, damage or liability (or any action in respect thereof) to which such Initial Purchaser may become subject, under the Securities Act or otherwise insofar as such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon (A) any untrue statement or alleged untrue statement by a Custodial Trust in Section 1(b) hereof, (B) any untrue statement or alleged untrue statement of a material fact contained in any preliminary offering memorandum or the Offering Memorandum, as amended or supplemented, by a Custodial Trust, other than with respect to the Radian Information or the Initial Purchaser Information, or (C) the omission or alleged omission to state in any preliminary offering memorandum or the Offering Memorandum as amended or supplemented a material fact required to be stated therein or necessary to make the statements therein not misleading, by a Custodial Trust, other than with respect to the Radian Information or the Initial Purchaser Information; and shall reimburse each

Initial Purchaser promptly after receipt of invoices from such Initial Purchaser for any legal or other expenses as reasonably incurred by such Initial Purchaser in connection with investigating, preparing to defend or defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action, notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case such payments shall be promptly refunded; provided that none of the Radian Issuers or the Custodial Trusts shall be liable under this paragraph 7(a) in any such case to the extent, but only to the extent, that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission relating to an Initial Purchaser made in reliance upon and in conformity with written information furnished to any Radian Issuer and the Custodial Trusts by such Initial Purchaser expressly for use in the preparation of any preliminary offering memorandum or the Offering Memorandum as amended or supplemented (the “Initial Purchaser Information”); provided, further, that the foregoing indemnification with respect to any preliminary offering memorandum shall not inure to the benefit of any Initial Purchaser from whom the person asserting any such loss, claim, damage or liability (or action in respect thereof) purchased the CPS Securities, if a copy of the Offering Memorandum as then amended or supplemented (so long as the Offering Memorandum and any amendment or supplement thereto was provided by any Radian Issuer or a Custodial Trust to the Initial Purchasers in the requisite quantity and on a timely basis to permit proper delivery on or prior to the Closing Date) was not sent or given by or on behalf of such Initial Purchaser to such person, at or prior to the written confirmation of the sale of the CPS Securities to such person, and if the Offering Memorandum, as so amended or supplemented, would have cured the defect giving rise to such loss, claim, damage or liability (or action in respect thereof).

(b) Each Initial Purchaser shall indemnify and hold harmless each of the Radian Issuers, the Custodial Trusts, their respective directors or trustees, and each person, if any, who controls each of the Radian Issuers or each Custodial Trust within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any loss, claim, damage or liability (or any action in respect thereof) to which any Radian Issuer or a Custodial Trust may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any preliminary offering memorandum or the Offering Memorandum as amended or supplemented, or (ii) the omission or alleged omission to state in any preliminary offering memorandum or the Offering Memorandum as amended or supplemented a material fact required to be stated therein or necessary to make the statements therein not misleading and shall reimburse such Radian Issuer and each Custodial Trust promptly after receipt of invoices from such Radian Issuer and each Custodial Trust, as the case may be, for any legal or other expenses reasonably incurred by such Radian Issuer and each Custodial Trust in connection with investigating, preparing to defend or defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case such payments shall be promptly refunded; provided that such indemnification or reimbursement shall be available in each such case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission related to such Initial Purchaser and was made in reliance upon and in conformity with any Initial Purchaser Information.

(c) Promptly after receipt by any indemnified party under subsection (a) or (b) above of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the claim or the commencement of that action; provided that the failure to so notify the indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent it has been prejudiced in any material respect by such failure or from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such claim or action shall be brought against any indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under subsection (a) or (b) above for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; except that each Initial Purchaser shall have the right to employ counsel to represent such Initial Purchaser who may be subject to liability arising out of any claim in respect of which indemnity may be sought by such Initial Purchaser against such indemnifying party under such subsection if (i) the employment thereof has been specifically authorized by such indemnifying party in writing, (ii) the applicable Initial Purchaser shall have been advised by counsel that there may be one or more legal defenses available to such Initial Purchaser which are different from or additional to those available to such indemnifying party and in the reasonable judgment of such counsel it is advisable for such Initial Purchaser to employ separate counsel or (iii) such indemnifying party failed to assume the defense of such action and employ counsel reasonably satisfactory to the applicable Initial Purchaser, in which event the fees and expenses of such separate counsel shall be paid by such indemnifying party. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld, delayed or conditioned), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld, delayed or conditioned), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

(d) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Radian Issuers and each Custodial Trust on the one hand and each Initial Purchaser on the other hand from the offering of the CPS Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Radian Issuers and each Custodial Trust on the one hand and each Initial Purchaser on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, or actions in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Radian Issuers and each Custodial Trust on the one hand and each Initial Purchaser on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering of the CPS Securities (before deducting expenses) received by the Radian Issuers and each Custodial Trust and the structuring fees and fees for placement of the CPS Securities received by each Initial Purchaser bear to the aggregate initial offering price of the CPS Securities. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Radian Issuers, the Custodial Trusts or each Initial Purchaser and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. Each Radian Issuer, each Custodial Trust and each Initial Purchaser agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this subsection (d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing to defend or defending against any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), each Initial Purchaser shall not be required to contribute any amount in excess of the amount by which the total price at which the CPS Securities distributed by it exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each party entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect to which contribution may be sought, it shall promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission so to notify such party or parties of any such service shall not relieve the party from whom contribution may be sought for any obligation it may have hereunder or otherwise (except as specifically provided in subsection (c) above).

Section 8. Survival of Certain Provisions. The agreements contained in Section 7 hereof and the representations, warranties and agreements of each Radian Issuer and each Custodial Trust contained in this Agreement shall survive the delivery of the CPS Securities to the Initial Purchasers hereunder and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

Section 9. Termination of this Agreement. Until the Closing Date, this Agreement may be terminated by an Initial Purchaser by giving notice as hereinafter provided to any Radian Issuer and each Custodial Trust if (i) any Radian Issuer or a Custodial Trust shall have failed, refused or been unable, at or prior to the Closing Date, to perform any agreement on its part to be performed hereunder, (ii) any other condition to the Initial Purchasers’ obligation hereunder is not fulfilled at or prior to the Closing Date, (iii) if there has been, since the time of execution of this Agreement or since the date as of which information is given in the Offering Memorandum (exclusive of any supplement thereto), any material adverse change in the condition, financial or otherwise, results of operations, business or prospects of any Radian Issuer and its Subsidiaries taken as a whole, or the condition, financial or otherwise, results of operations, activities or prospects of any Custodial Trust, each Custodial Trust considered as a separate enterprise, whether or not arising in the ordinary course of business, (iv) trading in any securities of Radian Asset, Radian Group or the Custodial Trusts shall have been suspended by the Commission or the New York Stock Exchange, (v) trading in securities generally on the New York Stock Exchange, NASDAQ National Market System or American Stock Exchange shall have been suspended or minimum prices shall have been established on such exchange by the Commission or such exchange or other regulatory body or governmental authority having jurisdiction or there shall have been a material disruption in the settlement of the CPS Securities which, in the judgment of such Initial Purchaser makes it inadvisable or impractical to proceed with the offering or delivery of the CPS Securities, or a banking moratorium is declared by either federal or New York state authorities, (vi) the United States becomes engaged in hostilities or there is an escalation of hostilities involving the United States or there is a declaration of a national emergency or war by the United States or an act of terrorism which, in the judgment of such Initial Purchaser makes it inadvisable or impracticable to proceed with the offering or delivery of the CPS Securities or (vii) there shall have been such a material adverse change in general economic, political or financial conditions, or the effect of international conditions on the financial markets in the United States shall be such, as to, in the judgment of such Initial Purchaser makes it inadvisable or impracticable to proceed with the offering or delivery of the CPS Securities. Any termination of this Agreement pursuant to this Section 9 shall be without liability on the part of Radian Securities, Radian Asset, the Custodial Trusts or any Initial Purchaser, except as otherwise provided in Sections 4, 5(b) and 7 hereof.

Section 10. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Initial Purchasers shall be directed to Lehman Brothers Inc. at 745 Seventh Avenue, New York, New York 10019, Attention: Erin Callan, with a copy to the General Counsel, and to Bear, Stearns & Co. Inc. at 383 Madison Avenue, New York, New York 10179, Attention: Senior Managing Director, High Grade Capital Markets; notices to Radian Asset shall be directed to Radian Asset Assurance Inc., 335 Madison Avenue, New York, New York 10017, Attention: President, Chief Legal Officer and Ari Ginsburg; notices to Radian Securities shall be directed to Radian Asset Securities Inc., c/o Radian Group Inc., 1601 Market Street, Philadelphia, PA 19103, Attention: Chief Financial Officer and General Counsel, with a mandatory copy to Radian Asset; and notices to any Custodial Trust shall be directed to c/o Deutsche Bank Trust Company Delaware, E.A. Delle Donne Corporate Center, Montgomery Building, 1011 Centre Road, Suite 200, Wilmington, Delaware 19805-1266, Attention: Elizabeth B. Ferry, with a copy to Deutsche Bank Trust Company Americas, 60 Wall Street, 27th Floor, New York, New York 10005, Attention: Corporate Trust & Agency Services Auction Rate Securities Group.

Section 11. Parties. This Agreement shall each inure to the benefit of and be binding upon each Initial Purchaser, Radian Securities, Radian Asset and each Custodial Trust, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of Radian Securities, Radian Asset and each Custodial Trust contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and (b) the indemnity agreement of each Initial Purchaser contained in Section 7 hereof shall also be deemed to be for the benefit of the person or persons, if any, who control Radian Securities, Radian Asset or each Custodial Trust within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act. Nothing in this Agreement shall be construed to give any person, other than the persons referred to in this paragraph, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

Section 12. Governing Law and Time. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS THEREOF.

Section 13. Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 14. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

Section 15. Limitation of Liability. It is expressly understood that (a) this Agreement is executed and delivered by Deutsche Bank Trust Company Delaware, not individually or personally but solely as Trustee, in the exercise of the powers and authority conferred and vested in it under each Custodial Trust Declaration, (b) each of the representations, undertakings and agreements herein made on the part of each Custodial Trust is made and intended not as personal representations, undertakings and agreements by Deutsche Bank Trust Company Delaware, but is made and intended for the purpose of binding only that Custodial Trust and (c) under no circumstances shall Deutsche Bank Trust Company Delaware be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by such Custodial Trust under this Agreement or the other related documents.

Section 16. Tax Confidentiality Waiver. Notwithstanding anything to the contrary contained herein, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment of the CPS Securities and the transactions contemplated herein, any fact relevant to understanding the federal tax treatment of the CPS Securities and the transactions contemplated herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment other than the name of any of the parties referenced herein or information that would permit identification of any of the parties referenced herein.

Please confirm, by signing and returning to us eight (8) counterparts of this Agreement, that you are acting on behalf of yourself and that the foregoing correctly sets forth the Agreement among Radian Securities, Radian Asset, Market Street Custodial Trust I, Market Street Custodial Trust II, Market Street Custodial Trust III and each Initial Purchaser.

Very truly yours,

RADIAN ASSET SECURITIES INC.

By:	/s/ Jeffrey C. Salton
Name: Jeffrey C. Salton Title: Senior Vice President

RADIAN ASSET ASSURANCE INC.

By:	/s/ Martin A. Kamarck
Name: Martin A. Kamarck Title: President

MARKET STREET CUSTODIAL TRUST I

By:	Deutsche Bank Trust Company Delaware, not in its individual capacity but solely as Trustee

By:	/s/ Robert T. Hastings
Name: Robert T. Hastings Title: Associate

MARKET STREET CUSTODIAL TRUST II

By:	Deutsche Bank Trust Company Delaware, not in its individual capacity but solely as Trustee

By:	/s/ Robert T. Hastings
Name: Robert T. Hastings Title: Associate

MARKET STREET CUSTODIAL TRUST III

By:	Deutsche Bank Trust Company Delaware, not in its individual capacity but solely as Trustee

By:	/s/ Robert T. Hastings
Name: Robert T. Hastings Title: Associate

CONFIRMED AND ACCEPTED, as of the date first above mentioned:

LEHMAN BROTHERS INC., as Initial Purchaser

By:	/s/ Erin M. Callan
Name: Erin M. Callan Title: Managing Director

BEAR, STEARNS & CO. INC., as Initial Purchaser

By:	/s/ T. Kelley Miller
Name: T. Kelley Miller Title: Senior Managing Director

SCHEDULE A

1. As used in this Agreement, the “Subsidiaries” of Radian Asset Assurance Inc. are as follows:

None

2. As used in this Agreement, the “Subsidiaries” of Radian Asset Securities Inc. are as follows:

None

A-1

SCHEDULE B

Initial Purchaser	Pricing Terms
Lehman Brothers Inc.

Money Market Committed Preferred Custodial Trust

Securities of Market Street Custodial Trust I:

Face Amount: $50,000,000

Number of Shares: 500

Initial Auction Rate: 1.52%

Initial Auction Date: October 3, 2003

Bear, Stearns & Co. Inc.

Money Market Committed Preferred Custodial Trust

Securities of Market Street Custodial Trust II:

Face Amount: $50,000,000

Number of Shares: 500

Initial Auction Rate: 1.52%

Initial Auction Date: October 15, 2003

Lehman Brothers Inc.

Money Market Committed Preferred Custodial Trust

Securities of Market Street Custodial Trust III:

Face Amount: $50,000,000

Number of Shares: 500

Initial Auction Rate: 1.78%

Initial Auction Date: March 26, 2004

B-1

EXHIBIT A

FORM OF OPINION OF DEWEY BALLANTINE LLP

TO BE DELIVERED PURSUANT TO

Section 5(a)(i)

A.	Radian Securities has been duly organized and is validly existing and in good standing under the laws of the State of Delaware with the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under the Transaction Documents to which it is a party, and to consummate the transactions as described in the Offering Memorandum.

B.	Each of the Transaction Documents to which a Radian Issuer is a party has been duly and validly authorized, executed and delivered by such Radian Issuer, and constitutes the valid and binding agreement of such Radian Issuer, enforceable against such Radian Issuer in accordance with its terms.

C.	Radian Securities is not, and upon (i) the execution, delivery and performance of each of the Transaction Documents to which Radian Securities is a party, (ii) the consummation of the transactions contemplated by the Transaction Documents, (iii) the issuance, sale and delivery of the Radian Securities Preferred Stock or (iv) the compliance by Radian Securities with the provisions of the Transaction Documents to which it is a party, would not be (a) in violation of the provisions of the Radian Securities Charter or by-laws as in effect on the date hereof, (b) in default, with or without notice, lapse of time or both, in the due performance or observance of any term, covenant or condition contained, as of the date hereof, in any agreement, indenture or other instrument to which it is a party as in effect on the date hereof, by which it is bound as of the date hereof or to which any of its respective properties is subject as of the date hereof and which is known to such counsel, except for any such defaults that would not, individually or in the aggregate, have a material adverse effect on the condition, financial or otherwise, results of operations or business of Radian Securities, or (c) in violation of any law, ordinance, governmental rule, regulation or court decree as in effect on the date hereof and known to such counsel to which it or its property may be subject, except for any such violations that would not, individually or in the aggregate, have a material adverse effect on the condition, financial or otherwise, results of operations or business of Radian Securities. Notwithstanding anything contained in this paragraph 3 to the contrary, such counsel need not provide any opinion in this paragraph with respect to the indentures of Radian Group Inc. set forth below, with respect to which Stroock & Stroock & Lavan LLP shall have delivered an opinion dated the date hereof:

(i) Indenture, dated as of January 11, 2002, between Radian Group Inc. and The Bank of New York, as Trustee (relating to Radian Group’s 2.25% Senior Convertible Debentures due 2022);

(ii) Indenture, dated as of February 14, 2003, between Radian Group Inc. and Wachovia Bank, as Trustee (relating to Radian Group’s 5.625% Senior Notes due February 15, 2013); and

(iii) Indenture, dated as of May 29, 2001, between Radian Group Inc. and First Union National Bank, as Trustee (relating to Radian Group’s 7.75% Debentures due June 1, 2011).

D.	To our knowledge, there is no litigation or governmental proceeding to which Radian Securities is a party or to which any property of Radian Securities is subject or which is pending or threatened against Radian Securities that could reasonably be expected to, individually or in the aggregate, have a material adverse effect on the condition, financial or otherwise, results of operations or business of Radian Securities.

E.	All of the outstanding shares of capital stock of Radian Securities have been duly authorized and validly issued and are fully paid and nonassessable. None of the capital stock of Radian Securities was issued in violation of any preemptive or other similar rights to subscribe to or purchase the same arising by operation of law or under the charter or by-laws of Radian Securities or under any agreement, indenture or other instrument to which it is a party, by which it is bound or to which any of its properties is subject and which is known to us.

F.	The Preferred Stock of each Radian Issuer has been duly and validly authorized by such Radian Issuer for sale pursuant to the terms of the applicable Put Agreement and, if and when issued and delivered in accordance with the terms of the applicable Put Agreement against payment therefor, will be validly issued, fully paid and nonassessable. The issuance of the Preferred Stock of each Radian Issuer is not subject to any preemptive or other similar rights to subscribe to or purchase the same arising by operation of law or under the charter or by-laws of such Radian Issuer or, in the case of Radian Securities, arising under any agreement, indenture or other instrument to which it is a party, by which it is bound or to which any of its properties is subject and which is known to such counsel. Each of the Radian Issuer has all requisite corporate power and authority to issue, sell and deliver its Preferred Stock in accordance with and upon the terms and conditions set forth in the applicable Put Agreement and as described in the Offering Memorandum. All corporate action required to be taken by the Radian Issuers pursuant to the applicable Put Agreement for the authorization, issuance, sale and delivery of the applicable Preferred Stock to be sold by such Radian Issuer hereunder has been validly and sufficiently taken.

G.	Assuming the accuracy of the representations, warranties and covenants of each of the parties thereto contained in the Purchase Agreement and in each Purchaser’s Letter for the Radian Securities Preferred Stock, it is not necessary, in connection with the sale and delivery of the Radian Securities Preferred Stock, if and when issued in the manner contemplated in the Radian Securities Put Agreement or as described in the Offering Memorandum, to register the Radian Securities Preferred Stock under the Securities Act.

H.	Radian Asset is not, and after giving effect to the offering and sale of the Radian Asset Preferred Stock as contemplated in the Radian Asset Put Agreements or as described in the Offering Memorandum and the application of the proceeds thereof will not be, an “investment company” as such term is defined in the Investment Company Act.

I.	Assuming the accuracy of the representations, warranties and covenants of each of the parties thereto contained in the Purchase Agreement and in each Purchaser’s Letter for the Radian Securities Preferred Stock, Radian Securities is not, and after giving effect to the offering and sale of the Radian Securities Preferred Stock as contemplated in the Radian Securities Put Agreements or as described in the Offering Memorandum and the application of the proceeds thereof will not be, required to register as an “investment company” or an entity “controlled” by an “investment company” as such terms are defined in the Investment Company Act.

J.	The statements contained in the Offering Memorandum under the captions “Description of the Put Agreements” and “Description of the Preferred Stock”, insofar as they are summaries, are correct in all material respects.

EXHIBIT B

FORM OF OPINION OF STROOCK & STROOCK & LAVAN

TO BE DELIVERED PURSUANT TO

Section 5(a)(i)

A.	With respect to each Radian Issuer, neither (a) the execution, delivery and performance of the Purchase Agreement or the Put Agreements to which such Radian Issuer is a party, (b) the consummation of the transactions contemplated thereunder or as described in the Offering Memorandum, (c) the issuance, sale and delivery of the applicable Preferred Stock nor (d) the compliance by such Radian Issuer with all of the provisions of the Purchase Agreement, the Put Agreements to which such Radian Issuer is a party and the applicable Preferred Stock and the consummation of the transactions therein contemplated and as described in the Offering Memorandum will result in a breach or violation of, or constitute a default under, any indenture listed below:

(i) Indenture, dated as of January 11, 2002, between Radian Group Inc. and The Bank of New York, as Trustee (relating to Radian Group’s 2.25% Senior Convertible Debentures due 2022);

(ii) Indenture, dated as of February 14, 2003, between Radian Group Inc. and Wachovia Bank, as Trustee (relating to Radian Group’s 5.625% Senior Notes due February 15, 2013); and

(iii) Indenture, dated as of May 29, 2001, between Radian Group Inc. and First Union National Bank, as Trustee (relating to Radian Group’s 7.75% Debentures due June 1, 2011).

B.	With respect to each Radian Issuer, neither (a) the execution, delivery and performance of the Purchase Agreement or the Put Agreements to which such Radian Issuer is a party, (b) the consummation of the transactions contemplated thereunder or as described in the Offering Memorandum, (c) the issuance, sale and delivery of the applicable Preferred Stock nor (d) the compliance by such Radian Issuer with all of the provisions of the Purchase Agreement, the Put Agreements to which such Radian Issuer is a party and the applicable Preferred Stock and the consummation of the transactions therein contemplated and as described in the Offering Memorandum, will require the consent of or approval by or notice to any person acting as trustee under, and pursuant to, any indenture listed under paragraph A(i), (ii) and (iii) above.

C.

With respect to each Radian Issuer, except for the filings with and the approvals by the Office of the Superintendent of Insurance of the State of New York which have been made or obtained [and are in full force and effect at the date hereof], no filing with, or approval, authorization or other action by and no notice to the Office of the Superintendent of Insurance of the State of New York or any other New York governmental authority or regulatory body is required for the due authorization, execution and delivery by such Radian Issuer of the Purchase Agreement or the Put

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Agreements to which the Radian Issuer is a party, for the due authorization, issuance and delivery of the applicable Preferred Stock or for the performance by such Radian Issuer of the transactions contemplated in the Purchase Agreement or the Put Agreements to which the Radian Issuer is a party or as described in the Offering Memorandum.

D.	Nothing has come to the attention of such counsel that causes such counsel to believe that the Offering Memorandum (other than the financial statements or financial schedules or other financial or statistical data included therein, as to which such counsel expresses no belief), as of its date or as of the date such opinion is given, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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EXHIBIT C

FORM OF OPINION OF THE CHIEF LEGAL COUNSEL

OF RADIAN ASSET TO BE DELIVERED PURSUANT TO

Section 5(a)(ii)

A.	Each of Radian Asset and its Subsidiaries has been duly organized and is validly existing and in good standing under the laws of the applicable jurisdiction of its incorporation with the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and to enter into and perform its respective obligations under the Transaction Documents, and to consummate the transactions as described in the Offering Memorandum; and each of Radian Asset and its Subsidiaries is duly qualified to do business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not, individually or in the aggregate, have a material adverse effect on the condition, financial or otherwise, results of operations, business or prospects of Radian Asset and its subsidiaries taken as a whole.

B.	Each of the Transaction Documents has been duly and validly authorized, executed and delivered by Radian Asset.

C.	Neither Radian Asset nor any of its Subsidiaries is, or would be upon (i) the execution, delivery and performance of each of the Transaction Documents to which Radian Asset or any of its Subsidiaries is a party, (ii) the consummation of the transactions contemplated by the Transaction Documents, or as described in the Offering Memorandum, (iii) the issuance sale and delivery of the Radian Asset Preferred Stock or (iv) the compliance by Radian Asset with the provisions of the Purchase Agreement and the Radian Asset Put Agreements, (a) in violation of the provisions of their respective charter or by-laws (or similar organizational documents), (b) in default, and no event has occurred which, with notice, lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any agreement, indenture or other instrument to which it is a party, by which it is bound or to which any of its respective properties is subject, except for any such defaults that would not, individually or in the aggregate, have a material adverse effect on the condition, financial or otherwise, results of operations, business or prospects of Radian Asset and its Subsidiaries taken as a whole, or (c) in violation of any law, ordinance, governmental rule, regulation or court decree known to me to which it or its property may be subject, except for any such violations that would not, individually or in the aggregate, have a material adverse effect on the condition, financial or otherwise, results of operations, business or prospects of Radian Asset and its Subsidiaries taken as a whole. Notwithstanding anything contained in this paragraph to the contrary, such counsel need not provide any opinion in this paragraph with respect to the indentures of Radian Group Inc. set forth below, with respect to which Stroock & Stroock & Lavan LLP shall have delivered an opinion dated the date hereof:

(i) Indenture, dated as of January 11, 2002, between Radian Group Inc. and The Bank of New York, as Trustee (relating to Radian Group’s 2.25% Senior Convertible Debentures due 2022);

(ii) Indenture, dated as of February 14, 2003, between Radian Group Inc. and Wachovia Bank, as Trustee (relating to Radian Group’s 5.625% Senior Notes due February 15, 2013); and

(iii) Indenture, dated as of May 29, 2001, between Radian Group Inc. and First Union National Bank, as Trustee (relating to Radian Group’s 7.75% Debentures due June 1, 2011).

D.	To the best of such counsel’s knowledge, there is no litigation or governmental proceeding to which Radian Asset or its Subsidiaries is a party or to which any property of Radian Asset or its Subsidiaries is subject or which is pending or threatened against Radian Asset or such Subsidiary that, if determined adversely to Radian Asset or such Subsidiary, would reasonably be expected to, individually or in the aggregate, have a material adverse effect on the condition, financial or otherwise, results of operations, business or prospects of Radian Asset and its Subsidiaries taken as a whole.

E.	Each of Radian Asset and its Subsidiaries possesses such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct in all material respects the business now operated by it, except where the failure to possess such permits, licenses, approvals, consents and other authorizations would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, results of operations, business or prospects of Radian Asset and its Subsidiaries taken as a whole; each of Radian Asset and its Subsidiaries is in compliance with the terms and conditions of all such Governmental Licenses, except where the failure to so comply would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, results of operations, business or prospects of Radian Asset and its Subsidiaries taken as a whole; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, results of operations, business or prospects of Radian Asset and its Subsidiaries taken as a whole. Radian Asset is licensed to conduct a financial guaranty insurance business by the Insurance Department of the State of New York. Neither Radian Asset nor its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition, financial or otherwise, results of operations, business or prospects of Radian Asset and its Subsidiaries taken as a whole.

F.

Each of Radian Asset and its Subsidiaries which are insurance companies have filed all reports, information statements and other documents with the insurance regulatory authorities of its respective jurisdiction of incorporation or organization as is required to be filed pursuant to the insurance statutes of such jurisdictions and the rules and regulations of the insurance regulatory authorities thereunder, except where the failure to file such statements or reports, individually or in the aggregate, would not have a material adverse effect on the condition, financial or otherwise, results of operations, business or prospects of Radian Asset and its Subsidiaries taken as a whole.

G.	All of the outstanding shares of capital stock of each of Radian Asset and its Subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable. None of the capital stock of Radian Asset was issued in violation of preemptive rights or any other claim of any third party. All of the outstanding shares of capital stock of each Subsidiary are owned directly or indirectly by Radian Asset, free and clear of any claim, lien, encumbrance, security interest, restriction upon voting or transfer, preemptive rights or any other claim of any third party. The issuance of the Preferred Stock of Radian Asset is not subject to any preemptive or other similar rights to subscribe to or purchase the same arising under any agreement, indenture or other instrument to which Radian Asset is a party, by which it is bound or to which any of its properties is subject.

H.	All reinsurance treaties and arrangements to which Radian Asset is a party are in full force and effect, and Radian Asset is not in violation of, or in default, in the due performance or observance of any term, covenant or condition contained therein, except for any such violation or default that would not, individually or in the aggregate with all such other violations or defaults, have a material adverse effect on the condition, financial or otherwise, results of operations, business or prospects of Radian Asset and its Subsidiaries taken as a whole; to the best of such counsel’s knowledge, Radian Asset has not received any notice from any of the other parties to such treaties or arrangements that such other party intends not to perform in any material respect such other party’s obligations under such treaty or arrangement

EXHIBIT D

FORM OF OPINION OF RICHARDS, LAYTON & FINGER

TO BE DELIVERED PURSUANT TO

Section 5(a)(iii)

A.	The Trust has been duly formed and is validly existing as a statutory trust under Delaware Statutory Trust Act, 12 Del. C. § 3801, et seq. (the “Act”), and has the power and authority under the Declaration and the Act to execute, deliver and perform its obligations under the Trust Documents and the Certificates.

B.	The Trust Documents have been duly authorized, executed and delivered by the Trust.

C.	The Declaration is a legal, valid and binding obligation of the Sponsor, the Trustee and the TMP, enforceable against the Sponsor, the Trustee and the TMP in accordance with its terms.

D.	Neither the execution, delivery and performance by the Trust of the Trust Documents or the Certificates, nor the consummation by the Trust of any of the transactions contemplated thereby, requires the consent or approval of, the withholding of objection on the part of, the giving of notice to, the filing, registration or qualification with, or the taking of any other action in respect of, any governmental authority or agency of the State of Delaware, other than the filing of the Certificate of Trust with the Secretary of State.

E.	Neither the execution, delivery and performance by the Trust of the Trust Documents or the Certificates, nor the consummation by the Trust of the transactions contemplated thereby, is in violation of the Declaration or of any law, rule or regulation of the State of Delaware applicable to the Trust.

F.	The Certificates have been duly authorized by the Trust and, when duly executed and countersigned by the Trustee and delivered to the purchasers thereof in accordance with the Declaration, will be validly issued by the Trust and entitled to the benefits of the Declaration.

G.	Assuming that the Trust will be characterized as a partnership under the United States Internal Revenue Code of 1986, as amended, and not as a corporation (or publicly traded partnership taxable as a corporation) (i) neither the Trust nor any of its assets will be subject to income taxation by the State of Delaware and (ii) a Holder that would not be subject to taxation by the State of Delaware but for its ownership of Certificates in the Trust, will not be subject to such taxation as a result of such ownership.

H.

After due inquiry on September 10, 2003, limited to, and solely to the extent disclosed thereupon, court dockets for active cases in the Court of Chancery of the State of Delaware in and for New Castle County, Delaware, of the Superior Court of the State of Delaware in and for New Castle County, and of the United States District Court sitting in

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the State of Delaware, we are not aware of any legal or governmental proceedings pending against the Trust or to which the Trust is a party.

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EXHIBIT E

FORM OF OPINION OF DAVIS POLK & WARDWELL

TO BE DELIVERED PURSUANT TO

Section 5(a)(iv)

A.	It is not necessary in connection with the offer, sale and delivery of the CPS Securities to Lehman Brothers Inc. (“Lehman Brothers”) and Bear Stearns & Co. Inc. (“Bear Stearns”) and the resales by Lehman Brothers and Bear Stearns to the initial purchasers in the manner and under the circumstances contemplated by the Purchase Agreement and the Offering Memorandum to register the CPS Securities under the Securities Act, it being understood that such counsel expresses no opinion as to any other resale of any security.

B.	Each Custodial Trust is not, and after giving effect to the offering and sale of the CPS Securities as contemplated in the Purchase Agreement and as described in the Offering Memorandum and the application of the proceeds thereof will not be, required to register as an “investment company” as such terms are defined in the Investment Company Act.

C.	The statements in the Offering Memorandum under the captions “Description of CPS Securities,” “Description of the Preferred Stock,” “Description of the Put Agreements” and “Plan of Distribution,” insofar as such statements constitute summaries of legal matters or documents, fairly summarize in all material respects such legal matters or documents.

D.	Nothing has come to the attention of such counsel that causes such counsel to believe that the Offering Memorandum (other than the financial statements or financial schedules or other financial or statistical data included therein, as to which such counsel expresses no belief), as of its date or as of the date such opinion is given, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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EXHIBIT F

FORM OF TAX OPINION OF DAVIS POLK & WARDWELL

TO BE DELIVERED PURSUANT TO

Section 5(a)(v)

A.	The discussion set forth in the Offering Memorandum under the heading “Certain United States Federal Income Tax Considerations” constitutes the opinion of such counsel as to certain United States federal income tax consequences described therein of the acquisition, ownership and disposition of the CPS Securities and such discussion is accurate in all material respects.

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EXHIBIT G

FORM OF OPINION OF RICHARDS, LAYTON & FINGER

TO BE DELIVERED PURSUANT TO

Section 5(a)(vi)

A.	Deutsche Bank Trust Company Delaware (“DB (DE)”) is duly incorporated and validly existing as a banking corporation under the laws of the State of Delaware.

B.	DB (DE) has the power and authority to execute, deliver and perform its obligations under each of the Declarations of Trust.

C.	Each of the Declarations of Trust has been duly authorized, executed and delivered by DB (DE) and constitutes the legal, valid and binding agreement of DB (DE), enforceable against DB (DE), in accordance with its terms.

D.	Neither the execution, delivery and performance by DB (DE) of each of the Declarations of Trust, nor the consummation by DB (DE) of any of the transactions contemplated thereby, requires the consent, authorization, order or approval of, the giving of notice to, the registration with or the taking of any other action in respect of, any governmental authority or agency under the laws of the State of Delaware or any federal law of the United States governing the trust powers of DB (DE), other than the filing of the respective Certificate of Trust for each of the Trusts with the Secretary of State of the State of Delaware.

E.	Neither the execution, delivery and performance by DB (DE) of each of the Declarations of Trust, nor the consummation by DB (DE) of any of the transactions contemplated thereby, violates the respective Certificate of Trust, the Declarations of Trust, the certificate of incorporation or by-laws of DB (DE) or any law, governmental rule or regulation of the State of Delaware or any federal law of the United States of America governing the trust powers of DB (DE).

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